Tecogen
Advanced Modular CHP Systems

4Q & FY 2016 Earnings


InVerde
100

NASDAQ: TGEN

March 22, 2017

Participants

John Hatsopoulos

- Co-Chief Executive Officer, Director

Benjamin Locke

- Co-Chief Executive Officer

Robert Panora

- President & Chief Operating Officer

David Garrison

- Chief Financial Officer



Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the Company and its management. Prospective investors are cautioned that any such forward looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially and adversely affect actual results as identified from time to time in the Company's SEC filings. Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Tecogen
Advanced Modular CHP Systems

Why Tecogen?

Heat, Power & Cooling that is Cheaper, Cleaner, & More Reliable

“Unregulated Utility” | Emissions Control

CHP Modules	Ilios Water Heaters	TECOCHILL	Ultera
InVerde	Ilios		
Electricity & Heat	2-3x Heat Efficiency	Cooling & Heat	Ultra-Clean Emissions

Tecogen’s compelling ROI proposition meets the needs of a diverse range of customers.

Hospitality | Health Care | Education | Multi-Unit Residential | Industrial | Municipal | Recreation

Tecogen

Advanced Modular CHP Systems

4Q 2016 Results:

REVENUE	▪ Total Revenues: \$7.1M in 4Q16 vs. \$4.3M in 4Q15 & \$6.6M in 3Q16 ▪ Products: \$3.2M in 4Q16 vs. \$1.3M in 4Q15 & \$2.9M in 3Q16 – Cogeneration sales driving Product revenue growth in 4Q – Benefitting from key repeat customer relationships ▪ Service: \$3.9M in 4Q16 vs. \$3.0M in 4Q15 & \$3.8M in 3Q16 – Growth primarily due to up-tick in sales of 'turnkey lite' solutions
PROFIT & Op. INCOME	▪ Gross Profit: \$2.7M in 4Q16 vs. \$1.6M in 4Q15 & \$2.8M in 3Q16 ▪ Income from Operations: \$46.0k in 4Q16 op. income vs. \$(785.3)k op. loss in 4Q15
MARGIN	▪ 38.0% gross margin in 4Q16 vs. 37.4% in 4Q15 ▪ Service margins decreased slightly as lower margin installations became a more significant portion of overall service revenue. ▪ Product margin growth from cost control initiatives
NET INCOME	**\$4,556 in 4Q16 vs \$(798,269) in 4Q15**

Full Year 2016 Results:

Tecogen
Advanced Modular CHP Systems

REVENUE

- Total Revenues: $24.5M in 2016 vs. $21.4M in 2015
- Products: $10.7M in 2016 vs. $10.0M in 2015
  - Cogeneration sales were flat while chiller sales rebounded
  - Benefitting from key repeat customer relationships
- Service: $13.8M in 2016 vs. $11.4M in 2015
  - Growth primarily due to up-tick in installation activity

MARGIN

- 38.0% gross margin in 2016 vs. 35.6% in 2015
- Service margins maintained their profitable levels >40%
- Product margin growth from cost control initiatives and value engineering benefit related to the InVerde e+

PROFIT & Op. INCOME

- Gross Profit: $9.3M in 2016 vs. $7.6M in 2015
- Loss from Operations: $(1.0)M in 2016 vs. $(2.6)M op. loss in 2015

Recent Achievements

Performance

- Delivered profitable growth in 2H16
- Grew both Products and Services revenues while growing margins, demonstrating management discipline and cost control

Groundwork for Strategic Success in Core CHP Business

- Strengthened core product offerings
- ADGE acquisition creates vertically integrated offering that includes design, manufacturing, financing, installation, and maintenance
- TTcogen JV expands portfolio of CHP products to quadruple addressable market

Emissions Development for Future Growth

- PERC research grant for propane fork truck development work
- Auto Emissions JV making progress
- CA air permit for stationary stand-by generators







Tecogen
Advanced Modular CHP Systems

Sales Benefitting From

InVerde e+


Tecogen
InVerde
INV-100 e+

GE Equipment Insight


74.9
1817.0

Key Relationships



TTcogen JV



Backlog


Backlog
Health Care
6%
Educational
3%
Other
1%
Recreation
7%
Government
8%
Hospitality
17%
Multi-Unit
Residential
58%


Installed Base*
Multi-Unit
Residential
40.5%
Recreation
3.5%
Education
19.8%
Other
9.8%
Health Care
9.5%
Hospitality
4.9%
Industrial &
Manufacturing
12.0%

$11.1M 4Q16 backlog vs. $11.4M 3Q16 backlog

$15.6M Current Product and Installation Backlog as of Mar. 21, 2017

Backlog growth driven by increasing demand for InVerde e+ and Installation Services

*Approximate recently installed base by end market as of YE 2016.

Emissions: Summary

- ULTRATEK
  - Completed Phase 2 testing of advanced European sedan at AVL
  - Presented at SAE emissions conference in Washington DC (January)
  - Received acceptance of peer-reviewed scientific paper (Society of Automotive Engineers)
    - Formal presentation in April (Detroit)
  - Received positive feedback on basic Ultera patent from the EU patent office
  - Preparing three new patent applications to USPTO
  - Initiated meetings with industry executives
- PERC research grant for application of Ultera process to propane powered fork trucks
  - Donated test truck from industry partner received at Tecogen
  - Initiated baseline testing and design for integration
- Ultera standby generator retrofit project in SoCal
  - Retrofits complete for 60% of facility generators
  - Anticipate upgrades and testing to be completed in Q2


Ultera
EMISSION CONTROL

Financial Metrics

Revenues, Margins, Growth

	For the Full Year ended Dec. 31, 2016	Dec. 31, 2015	Y/Y Growth	% of Total Revenue 2016
REVENUE				
Cogeneration	7,794,575	7,882,838		31.8%
Chiller & Heat Pump	2,927,710	2,172,399		12.0%
Total Product Revenue	10,722,285	10,055,237	6.6%	**43.8%**
Service & Parts	8,541,047	7,832,181		34.9%
Installation Services	5,227,054	3,555,239		21.3%
Total Service Revenue	13,768,101	11,387,420	20.9%	**56.2%**
Total Revenue	**$ 24,490,386**	**$ 21,442,657**	14.2%	
COST OF SALES				
Products	7,189,225	7,137,149		
Services	8,000,483	6,672,282		
Total Cost of Sales	**$ 15,189,708**	**$ 13,809,431**	10.0%	
Gross Profit	**$ 9,300,678**	**$ 7,633,226**	21.8%	
Net Income (Loss)	**$ (1,096,283)**	**$ (2,727,413)**		
GROSS MARGIN				
Product Gross Margin	33.0%	29.0%		
Service Gross Margin	41.9%	41.4%		
Gross Margin	**38.0%**	**35.6%**		

	For the Quarter Ended Dec. 31, 2016	Dec. 31, 2015	Y/Y Growth	% of Total Revenue 2016
REVENUE				
Cogeneration	2,466,391	1,290,763		34.7%
Chiller & Heat Pump	729,985	20,168		10.3%
Total Product Revenue	3,196,376	1,310,931	144%	**44.9%**
Service & Parts	2,156,786	2,002,877		30.3%
Installation Services	1,757,946	965,542		24.7%
Total Service Revenue	3,914,732	2,968,419	32%	**55.1%**
Total Revenue	**$ 7,111,108**	**$ 4,279,350**	66%	
COST OF SALES				
Products	2,153,995	1,096,616		
Services	2,253,491	1,584,304		
Total Cost of Sales	**$ 4,407,486**	**$ 2,680,920**	64%	
Gross Profit	**$ 2,703,622**	**$ 1,598,430**	69%	
Net Income (Loss)	**$ 4,556**	**$ (798,268)**		
GROSS MARGIN				
Product Gross Margin	32.6%	16.3%		
Service Gross Margin	42.4%	46.6%		
Gross Margin	**38.0%**	**37.4%**		

Consistent Financial Progress



Revenues
Trailing 4 Quarters - in Millions
30.00
25.00
20.00
15.00
10.00
5.00
0.00
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3
Products
Services



Gross Margin
Trailing 4 Quarters (%)
39.0%
37.0%
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3



Backlog - Product and Installation Services
$ Millions
$20.0
$15.0
$10.0
$5.0
$-
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17



Operating Expense
Trailing 4 Quarters
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
2014 Q1
2014 Q3
2015 Q1
2015 Q3
2016 Q1
2016 Q3

Opportunities & Outlook

a growing company in a growing industry

Tecogen Advanced Modular CHP Systems

- High ROI product
- Technological innovation
- Relationships with key partners
- Increasing environmental and regulatory pressures
- Resiliency and Demand Response concerns

Sales



- Turnkey installation
- Long term service agreements
- Nationwide presence
- High margin revenue stream
- Additional growth anticipated

Service



- Double digit CAGR
- >$40B market potential for CHP
- Margins ~40%
- >$10M product and installation backlog
- <50% manufacturing capacity utilization
- Stable operating expense profile

Growth & Margins



Q & A

Tecogen
Advanced Modular CHP Systems

InVerde
Inverter-Based Cogeneration

Tecochill
The Driving Force in Cooling

NASDAQ: TGEN

Ilios
High Efficiency Water Heater

INFINITE POTENTIAL
TTcogen

Ultera
EMISSION CONTROL

Contact Information


TECOGEN
TECOGEN
COGENERATION MODULE

Company Information

Tecogen Inc.
45 First Avenue
Waltham, MA 02451

www.tecogen.com

Contact

John Hatsopoulos, Co-CEO
781.622.1122
John.Hatsopoulos@tecogen.com